                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 2002


                          Indevus Pharmaceuticals, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                000-18728                  04-3047911
--------------------------------------------------------------------------------
         (State or other           (Commission               (IRS Employer
         jurisdiction of           File Number)             Identification
         incorporation)                                         Number)


                              One Ledgemont Center
                                99 Hayden Avenue
                            Lexington, Ma 02421-7966
                    ----------------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (781-861-8444)

                        Interneuron Pharmaceuticals, Inc.
                        ---------------------------------
                                  (Former Name)

ITEM 5. Other Events and Regulation FD Disclosure.
------- ------------------------------------------

     On July 1, 2002, Indevus Pharmaceuticals, Inc., formerly known as Interneuron Pharmaceuticals, Inc. (the "Company"), issued a press release containing the information attached hereto as Exhibit 99.1 announcing the Company licensed exclusive worldwide rights from Atlantic Technology Ventures, Inc. (OTC BB:ATLC.OB) to CT-3, a novel anti-inflammatory and analgesic compound currently in clinical development. A director of the Company is a shareholder of Atlantic Technology Ventures, and the transaction was approved by all of the disinterested directors of the Company. As a part of the press release, the Company also updated the status of the other compounds which are currently in the Company's product pipeline including, the execution of a non-binding Memorandum of Agreement with a privately held biotechnology company to fund the further development of citicoline. The execution of a binding agreement is contingent upon a number of conditions and there can be no assurance that a binding agreement will be entered into on the terms set forth in the Memorandum of Agreement or at all. The press release is incorporated herein by reference.

     The exhibit hereto contains forward-looking statements that involve risks and uncertainties that could cause our actual results and financial condition to differ materially from those anticipated by the forward-looking statements. The words "believe", "expect", "anticipate", "intend", "plan", "estimate" or other expressions which are predictions of or indicate future events and trends do not relate to historical matters but identify forward-looking statements. Risks and uncertainties related to forward-looking statements are set forth in the Company's filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under "Risk Factors" and elsewhere in, or incorporated by reference into, the Company's Form 10-K for its fiscal year ended September 30, 2001 and elsewhere.

Item 7. Financial Statements and Exhibits.
------- ----------------------------------

(a) Financial Statements of Business Acquired: N/A

(b) Pro Forma Financial Information: N/A

(c) Exhibits:

    Exhibit No.                Description of Exhibit
    -----------                ----------------------

    Exhibit 99.1               Press Release dated July 1, 2002




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             INTERNEURON PHARMACEUTICALS, INC.


Dated: July 3, 2002              By:

                                 /s/ Glenn L. Cooper, M.D.
                                 -------------------------
                                 Glenn L. Cooper, M.D.
                                 President, Chief Executive Officer and Chairman


                                      -3-